Exhibit 99.1

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with the Quarterly Report on Form 10-QSB (the "Report") of INVU, Inc. (the "Company") for the quarterly period ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof, I certify that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:   June 16, 2003                   By: /s/ David Morgan
                                           ------------------------------------
                                           David Morgan, President &
                                           Chief Executive Officer
                                           (Principal Executive Officer)


Date:   June 16, 2003                   By:  /s/ John Agostini
                                           ------------------------------------
                                           John Agostini, Vice President-Chief
                                           Financial Officer & Secretary
                                           (Principal Financial Officer)


A signed original of this written statement required by Section 906 has been provided to INVU, Inc. and will be maintained by INVU, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.